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                                                                   EXHIBIT 10.26

                 [SMBC DERIVATIVE PRODUCTS LIMITED LETTERHEAD]


                              REVISED CONFIRMATION


Date:       September 20, 2002

To:         Maguire Partners-655 West Fifth, LLC and
            Maguire Partners-808 South Olive, LLC
            355 South Grand Avenue
            Suite 4500
            Los Angeles CA 90071
            USA

            Mark Lammas
            Telephone: 213 613 4598
            Telefax:   213 533 5198

From:       SMBC Capital Markets, Inc. as Agent for SMBC Derivative Products
            Limited
            Derivative Products Group
            277 Park Avenue, Fifth Floor
            New York, New York 10172

cc:         Documentation Contact: Danny Boodram
            Telephone: 212-224-5066
            Telefax:   212-224-4959
            Email Address: confirma@smbc-cm.com

Re: USD 285,000,000.00 Rate Protection Transaction, dated as of December 15, 2000 between SMBC Derivative Products Limited ("Party A") and Maguire Partners-555 West Fifth LLC and Maguire Partners-808 South Olive, LLC ("Party B").

Our Reference Number: DPA005177

The purpose of this letter agreement is to revise and replace the previous letter agreement dated December 18, 2000 and to set forth the terms and conditions of the Rate Protection Transaction entered into between SMBC Derivative Products Limited and Party B on the Trade Date specified below (the "Rate Protection Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This document supersedes all previous confirmations and amendments with respect to the above referenced transaction.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
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Page 2                                                                DPA005177


1.  ISDA AGREEMENT:

This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement (Multi Currency-Cross Border) dated as of December 15, 2000 (the "Agreement"), between SMBC Derivative Products Limited and Party B. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2.  NOTICE TO COUNTERPARTY:

SMBC Derivative Products Limited is solely responsible for its contractual obligations and commitments; none of Sumitomo Mitsui Banking Corporation, SMBC Capital Markets, Inc., SMBC Limited nor any other affiliate of SMBC Derivative Products Limited shall be responsible for the contractual obligations or commitments of SMBC Derivative Products Limited.

SMBC Derivative Products Limited is not a bank and is separate from any affiliated bank, and the obligations of SMBC Derivative Products Limited are not deposits, are not insured by the United States of America or any agency thereof, are not guaranteed by an affiliated bank, and are not otherwise an obligation of an affiliated bank.

SMBC Derivative Products Limited is regulated by Financial Services Authority. The time of execution of the transaction is available on request.

3.  TERMS OF RATE PROTECTION TRANSACTION:

The terms of the particular Rate Protection Transaction to which this Confirmation relates are as follows:

Type of Rate Protection Transaction:        Rate Cap Transaction

Notional Amount:                            USD 285,000,000.00

Trade Date:                                 December 15, 2000

Effective Date:                             December 19, 2000

Termination Date:                           January 15, 2004 subject to
                                            adjustment in accordance with the
                                            Preceding Business Day Convention

FLOATING AMOUNTS:                           (PARTY A)

Floating Rate Payer:                        SMBC Derivative Products Limited

Floating Rate Payer Calculation Period:     From and including the fifteenth
                                            (15th) day of each month to but
                                            excluding the fifteenth (15th) day
                                            of the following month beginning
                                            with the Effective Date continuing
                                            until the Termination Date, subject
                                            to adjustment in accordance with the
                                            Preceding Business Day Convention
                                            with No adjustment for weekends and
                                            holidays. There will be a short
                                            first period from the Effective Date
                                            to January 15, 2001.

Floating Rate Payer Payment Dates:          the Ninth (9th) of every month
                                            beginning with January 9, 2001
                                            continuing until the Termination
                                            Date, subject to adjustment in
                                            accordance with the Preceding
                                            Business Day Convention.

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Page 3                                                                 DPA005177

Reset Dates:                                First day of each Calculation
                                            Period. The Floating Rate for each
                                            Calculation Period will be the rate
                                            on the day, which is two London
                                            Banking Days prior to the
                                            commencement of such Calculation
                                            Period.

Floating Rate Option:                       USD-LIBOR-BBA

Designated Maturity:                        1 Month

Spread:                                     Inapplicable

Floating Rate Day Count Fraction:           Actual/360

Reset Dates:                                The first day of each Calculation
                                            Period.

Compounding:                                Inapplicable

Cap Rate:                                   6.30000% (percent) per annum

FIXED AMOUNTS:                              (PARTY B)

Fixed Rate Payor:                           Party B

Fixed Rate Payer Payment Date:              December 19, 2000

Fixed Amount:                               USD 1,330,000.00

Fixed Rate Payer Payment Date:              September 24, 2002

Fixed Amount:                               USD 43,500.00

Business Days for Payments by both parties: New York

Calculation Agent:                          SMBC Derivative Products Limited

Governing Law:                              New York

Collateral Assignment:                      SMBC Derivative Products Limited
                                            consents to a Collateral Assignment
                                            of this Confirmation and the
                                            Agreement and agrees to execute
                                            separate consents as may be
                                            reasonably requested by the parties
                                            to such agreements.

Assignment:                                 SMBC Derivative Products Limited
                                            will not unreasonably withhold or
                                            delay an assignment of this
                                            agreement to any other third party.

4. CREDIT SUPPORT DOCUMENTS:                Inapplicable

5. PAYMENT INSTRUCTIONS:

Payments to SMBC Derivative Products Limited of USD amounts:

Depository:                                 JPMorgan Chase Bank, New York, NY
In Favor Of:                                SMBC Derivative Products Limited
Account No.:                                400035413
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Page 4                                                                 DPA005177

Please contact Larry Weissblum of our Operations Group if you have any questions concerning SMBC Derivative Products Limited's payment instructions referenced above (Telephone: 212-224-5061; Telefax: 212-224-5111).

Payments to Party B of USD amounts:

Depository:                               PNC Bank, NA
Address:                                  Pittsburgh, PA
ABA:                                      043000096
Account #:                                1011571815
In Favor Of:                              Maguire Partners Cash Collatoral

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

  (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction: it being understood that information and explanations relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

  (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

  (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an advisor to it in respect of this Transaction.
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Page 5                                                                 DPA005177

Please confirm that the foregoing correctly sets forth the terms of the agreement between you and us by executing this Confirmation and returning it to the documentation contact above.

Yours Sincerely,

SMBC Capital Markets, Inc. as Agent for SMBC Derivative Products Limited



By: /s/ Larry Weissblum
-------------------------------------------
Name: Larry Weissblum
Title: Senior Vice President


By: /s/ Julie Ann Cenidoza
-------------------------------------------
Name: Julie Ann Cenidoza
Title: Officer



Confirmed as of the date first written above:

Maguire Partners-555 West Fifth, LLC and Maguire Partners-808 South Olive, LLC



By: /s/ [COPY NOT LEGIBLE]
-------------------------------------------
Name: [COPY NOT LEGIBLE]
Title: Secretary